UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry Into a Material Definitive Agreement

On October 7, 2021, Galaxy Gaming, Inc. (OTCQB: GLXZ) (“Galaxy” or the “Company”), a developer and distributor of casino table games and enhanced systems for land-based casinos and iGaming, announced that it entered into Settlement Agreement with its former Chairman and Chief Executive Officer, Robert Saucier (“Saucier”), and Triangulum Partners LLC (“Triangulum”).  The Settlement Agreement, among other things, resolves the previously disclosed pending litigation between the parties related to the redemption of the Company equity securities owned by Triangulum and Saucier in 2019; provides broad mutual releases to the Company, the Company’s officers and directors, Triangulum and Saucier related to all claims against each other; and includes an agreement by Saucier and Triangulum not to compete with the Company for a period of five years from the date of payment of settlement consideration.

Consummation of the settlement is conditioned upon the Company paying Triangulum and Saucier $39.1 million, plus interest accrued at 2% per annum from May 6, 2021, through the date of actual payment.  Under the terms of the Settlement Agreement, the Company has until December 31, 2021 to make the settlement payment to Triangulum and Saucier.  The Company has retained Macquarie Capital (USA) Inc. to assist it in raising the funds necessary to pay the settlement.

The foregoing description of the material terms of the Settlement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the complete terms of the Settlement Agreement, which is filed herewith as Exhibit 10.1.

On October 7, 2021, the Company issued a press release announcing the Settlement Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Safe Harbor for Forward-Looking Statements

Certain statements in this Form 8-K may constitute forward-looking statements, which involve a number of risks and uncertainties. Galaxy cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information due to a number of factors, including those listed from time to time in reports that Galaxy files with the Securities and Exchange Commission.

Item 9.01Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Settlement Agreement, dated October 6, 2021, by and between Galaxy Gaming, Inc., Robert Saucier and Triangulum Partners LLC
99.1	Galaxy Gaming, Inc. Press Release Announcing Settlement Agreement, dated October 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2021

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer